Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$27	$64	$61		$152	$(33)
2	Pinnacle West Energy	(21)	12	(71)		(80)	(45)
3	APS Energy Services	(3)	1	—		(3)	(7)
4	SunCor	9	11	6		26	16
5	El Dorado	(1)	—	—		(1)	(34)
6	Parent Company	19	(3)	89		105	93

7	Income From Continuing Operations	30	85	85	—	199	(10)

8	Loss From Discontinued Operations — Net of Tax	(6)	(58)	19		(44)	(44)
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—		—	—

10	Net Income	$24	$27	$104	$—	$155	$(54)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.30	$0.66	$0.62		$1.59	$(0.43)
12	Pinnacle West Energy	(0.23)	0.13	(0.72)		(0.83)	(0.44)
13	APS Energy Services	(0.04)	0.01	—		(0.03)	(0.08)
14	SunCor	0.09	0.11	0.07		0.27	0.16
15	El Dorado	(0.01)	—	(0.01)		(0.01)	(0.37)
16	Parent Company	0.21	(0.03)	0.90		1.09	0.96

17	Income From Continuing Operations	0.32	0.88	0.86	—	2.08	(0.20)

18	Loss From Discontinued Operations — Net of Tax	(0.05)	(0.60)	0.19		(0.46)	(0.47)
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—		—	—

20	Net Income	$0.27	$0.28	$1.05	$—	$1.62	$(0.67)

21	BOOK VALUE PER SHARE	$32.50	$32.89	$35.82		$35.82	$3.27
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
22	Average	92,045	96,299	98,816		95,755	4,325
23	End of Period	92,103	98,442	98,881		98,881	7,438

See Glossary of Terms.	Page 8 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$190	$268	$414		$872	$78
25	Business	209	281	308		798	41

26	Total retail	399	549	722	—	1,670	119
	Wholesale revenue on delivered electricity
27	Traditional contracts	3	5	9		17	4
28	Off-system sales	—	12	8		20	20
29	Transmission for others	7	7	7		21	(3)
30	Other miscellaneous services	7	7	7		21	3

31	Total regulated electricity	416	580	753	—	1,749	143
	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	89	71	107		267	(23)

33	Total operating electric revenues	$505	$651	$860	$—	$2,016	$120

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,367	2,889	4,449		9,705	545
35	Business	3,042	3,684	4,100		10,826	236

36	Total retail	5,409	6,573	8,549	—	20,531	781
	Wholesale electricity delivered
37	Traditional contracts	155	200	269		624	81
38	Off-system sales	—	598	212		810	810
39	Retail load hedge management	750	702	1,026		2,478	635

40	Total regulated electricity	6,314	8,073	10,056	—	24,443	2,307
	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	5,777	4,901	7,228		17,906	(3,928)

42	Total electric sales	12,091	12,974	17,284	—	42,349	(1,621)

See Glossary of Terms.	Page 9 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$—	$—	$38		$—	$—
44	Deferred fuel and purchased power costs — current period	—	38	105		143	143
45	Amounts recovered through revenues	—	—	—		—	—

46	Deferred fuel and purchased power regulatory asset — end of period	$—	$38	$143	$—	$143	$143

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
47	Electricity and other commodity sales, realized (a)	$12	$18	$3		$33	$(14)
48	Mark-to-market reversals on realized sales (b)	(3)	(8)	3		(5)	(1)
49	Change in mark-to-market value of forward sales	10	3	14		24	9

50	Total gross margin	$19	$13	$20	$—	$52	$(6)

	By Pinnacle West Entity

51	Parent company marketing and trading division	$21	$6	$26		$53	$21
52	APS	(4)	3	(8)		(9)	(6)
53	Pinnacle West Energy	5	—	—		5	(12)
54	APS Energy Services	(3)	4	2		3	(9)

55	Total gross margin	$19	$13	$20	$—	$52	$(6)

Future Marketing and Trading Mark-to-Market Realization
As of September 30, 2005, Pinnacle West had accumulated net mark-to-market gains of $58 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2005, $17 million; 2006, $10 million; 2007, $21 million; and thereafter, $10 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 47 and in line 48 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 47 are included in line 48. For example, line 48 shows that a prior-period mark-to-market loss of $3 million was transferred to “realized” for the third quarter of 2005. A $3 million realized loss is included in the $3 million on line 47 for the third quarter of 2005.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 10 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
56	Residential	889,967	888,509	895,789		891,422	36,521
57	Business	109,772	110,658	111,648		110,700	4,166

58	Total	999,739	999,167	1,007,437	—	1,002,122	40,687
59	Wholesale customers	81	76	78		78	(5)

60	Total customers	999,820	999,243	1,007,515	—	1,002,200	40,682

61	Customer Growth (% over prior year)	4.0%	4.2%	4.5%		4.2%	0.5%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

62	Residential	2,430	2,903	4,445		9,778	414
63	Business	3,058	3,693	4,119		10,870	251

64	Total	5,488	6,596	8,564	—	20,648	665

	RETAIL USAGE (KWh/Average Customer)

65	Residential	2,660	3,252	4,967		10,887	174
66	Business	27,712	33,292	36,723		97,795	(1,610)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

67	Residential	2,730	3,268	4,963		10,969	16
68	Business	27,860	33,374	36,897		98,201	(1,478)

	ELECTRICITY DEMAND (MW)

69	System peak demand	3,997	6,458	7,000		7,000	598

See Glossary of Terms.							page 11 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
70	Nuclear	2,247	1,619	2,147		6,013	(359)
71	Coal	2,940	3,088	3,574		9,602	263
72	Gas, oil and other	1,127	2,074	3,018		6,219	1,966

73	Total	6,314	6,781	8,739	—	21,834	1,870

	Purchased power
74	Firm load	586	880	1,589		3,072	(230)
75	Marketing and trading	5,832	5,984	7,795		19,611	(2,367)

76	Total	6,418	6,864	9,384	—	22,683	(2,597)

77	Total energy sources	12,732	13,645	18,123	—	44,517	(727)

	POWER PLANT PERFORMANCE

	Capacity Factors
78	Nuclear	94%	67%	88%		83%	(4)%
79	Coal	80%	83%	95%		86%	3%
80	Gas, oil and other	17%	27%	40%		28%	7%
81	System average	49%	49%	63%		54%	1%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
82	Nuclear	52	329	107		488	108
83	Coal	195	244	57		496	132
84	Gas	212	164	140		516	381

85	Total	459	737	304	—	1,500	621

See Glossary of Terms.							page 12 of 31

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
86	Palo Verde	$49.74	$53.33	$78.94		$60.67	$12.02
87	SP15	$55.70	$55.19	$83.21		$64.70	$11.30
	Off-Peak
88	Palo Verde	$37.04	$33.03	$52.35		$40.81	$7.22
89	SP15	$40.96	$34.73	$56.08		$43.92	$6.79

	WEATHER INDICATORS

	Actual
90	Cooling degree-days	34	1,538	2,583		4,155	(187)
91	Heating degree-days	457	1	—		458	(105)
92	Average humidity	56%	20%	29%		35%	7%
	10-Year Averages
93	Cooling degree-days	80	1,491	2,540		4,111	—
94	Heating degree-days	521	36	—		557	—
95	Average humidity	43%	24%	33%		33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
96	Single-family	10,356	12,013	7,982		30,351	(3,113)
97	Multi-family	1,741	1,645	2,038		5,424	826

98	Total	12,097	13,658	10,020	—	35,775	(2,287)

	Arizona Job Growth (c) (d)
99	Payroll job growth (% over prior year)	4.1%	3.9%	4.2%		4.0%	0.9%
100	Unemployment rate (%, seasonally adjusted)	4.4%	4.7%	4.8%		4.6%	(0.5)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business.

(c)	Arizona Department of Economic Security.

(d)	The economic indicators reflect latest available data through periods ending August 2005.

See Glossary of Terms.		page 13 of 31